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
  NUMBER                                                              SHARES
AA                        Atlas America, Inc.

       COMMON STOCK              A DELAWARE CORPORATION       SEE REVERSE FOR CERTAIN DEFINITIONS
(Par Value $.01 Per Share                                               CUSIP 049167 10 9

   THIS CERTIFIES THAT













   is the registered holder of

                       FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF
                                                         Atlas America, Inc.
                                                        CERTIFICATE OF STOCK
(the "Corporation"). The shares evidenced by this Certificate are transferable in person or by a duly authorized attorney or legal representative, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation and any and all amendments thereto. This
Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its facsimile seal to be affixed hereto.


Dated:



             -----------------------                       ----------------                  ---------------------
            | /s/ Michael C. Staines|                     |       SEAL     |                | /s/ Edward E. Cohen |
             -----------------------                       ----------------                  ---------------------
                 SECRETARY                                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
     AMERICAN STOCK TRANSFER & TRUST COMPANY
BY                      TRANSFER AGENT AND REGISTRAR

                                AUTHORIZED SIGNATURE

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
   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM -- as tenants in common                                            UNIF GIFT MIN ACT -- ..........Custodian..............
   TEN ENT -- as tenants by the entireties                                                           (Cust)              (Minor)
   JT TEN  -- as joint tenants with right of                                                        under Uniform Gifts to Minors
              survivorship and not as tenants                                                       Act.............................
              in common                                                                                         (State)
                                                                              UNIF TRF MIN ACT  -- ........Custodian (until age....)
                                                                                                     (Cust)
                                                                                                   ..........under Uniform Transfers
                                                                                                     (Minor)
                                                                                                   to Minors Act....................
                                                                                                                      (State)
                              Additional abbreviations may also be used though not in the above list.



   FOR VALUE RECEIVED, _____________________________                                           hereby sell, assign and transfer unto


   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

   |-----------------------------------|
   |                                   |
   |                                   |
   |-----------------------------------|


                            _____________________________________________________________________________
                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


____________________________________________________________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ____________________


                                          __________________________________________________________________________________________
                                          THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
                                  NOTICE: THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
Signature(s) Guaranteed                   WHATEVER.



By______________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.
RULE 17Ad-15.





KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL
REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
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